Exhibit 99.2

Assured Guaranty Ltd.
Financial Supplement
Second Quarter 2006
June 30, 2006

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2005, June 30, 2005, September 30, 2005 and March 31, 2006 and our 10-K for the year ended December 31, 2005.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, including its calculations of adjusted book value, PVP and net present value of estimated future installment premiums in force, and statements regarding ratings improvement and the growth of the direct business could be affected by many events. These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions except per share amounts)

	Quarter Ended		% Change	Six Months Ended		% Change
	June 30,		versus	June 30,		versus
	2006	2005	2Q-05	2006	2005	YTD 2005
Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP)(a)	$148.4	$57.9	156%	$210.2	$140.5	50%
Less: Installment premium PVP	70.8	38.3	85%	115.0	86.1	34%
Upfront financial guaranty & mortgage guaranty GWP	77.6	19.6	296%	95.2	54.4	75%
Less: Upfront premium due to novations	—	18.4	NMF	—	18.4	NMF
Plus: Installment GWP	33.8	29.8	13%	67.8	72.2	(6)%
Financial guaranty & mortgage guaranty GWP	111.4	31.0	259%	163.0	108.2	51%
Plus: Other segment GWP	0.1	9.5	(99)%	3.9	10.4	(63)%
Total GWP	$111.5	$40.5	175%	$166.9	$118.6	41%

Net income	$44.5	$66.8	(33)%	$79.4	$111.1	(29)%
Less: After-tax realized (losses) gains on investments	(0.8)	1.2	NMF	(1.4)	2.7	NMF
Less: After-tax unrealized gains (losses) on derivatives	4.3	(9.7)	NMF	4.2	(8.1)	NMF
Operating income(b)	$41.0	$75.2	(45)%	$76.7	$116.6	(34)%

Book value	$1,682.8	$1,619.5	4%
Plus: Net unearned premium reserve less DAC, after-tax(1)	330.0	279.8	18%
Plus: Net present value of estimate future installment premiums in-force, after-tax(d)	365.9	300.6	22%
Adjusted book value(c)	$2,378.7	$2,199.9	8%

ROE, excluding AOCI	10.7%	17.7%		9.6%	14.9%
Less: After-tax realized (losses) gains on investments	(0.2)%	0.3%		(0.2)%	0.4%
Less: After-tax unrealized gains (losses) on derivatives	1.0%	(2.6)%		0.5%	(1.1)%
Operating ROE, excluding AOCI(b)	9.9%	19.9%		9.3%	15.6%

Per diluted share:
Net income	$0.60	$0.90	(33)%	$1.06	$1.49	(29)%
Less: After-tax realized (losses) gains on investments	(0.01)	0.02	NMF	(0.02)	0.04	NMF
Less: After-tax unrealized gains (losses) on derivatives	0.06	(0.13)	NMF	0.06	(0.11)	NMF
Operating income(b)	$0.55	$1.02	(46)%	$1.03	$1.56	(34)%

Book value	$22.98	$21.63	6%
Plus: Net unearned premium reserve less DAC, after-tax(1)	4.51	3.74	21%
Plus: Net present value of estimate future installment premiums in-force, after-tax(d)	5.00	4.01	25%
Adjusted book value(c)	$32.48	$29.38	11%

Additional information:
Shares outstanding at the end of period(2)	73.2	74.9	(2)%
Weighted average basic shares outstanding	73.6	73.8	(0.3)%	73.7	74.1	(1)%
Weighted average diluted shares outstanding	74.4	74.1	0.4%	74.6	74.5	0.1%

Consolidated net debt service outstanding	$160,388	$137,104	17%
Consolidated net par outstanding	115,611	94,867	22%
Consolidated claims-paying resources	3,206	3,028	6%
Gross par written	15,283	3,515	335%	23,412	8,953	161%

(1)             Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax

(2)             6/30/06 shares outstanding excludes 1.2 million of nonvested restricted stock, which is considered not issued under FAS 123R. 12/31/05 shares outstanding includes 1.0 million of nonvested restricted stock.

Note:

Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change	Six Months Ended		% Change
	June 30,		versus	June 30,		versus
	2006	2005	2Q-05	2006	2005	YTD 2005

Revenues
Gross written premiums	$111.5	$40.5	175%	$166.9	$118.6	41%

Net written premiums	110.3	30.2	265%	161.1	106.6	51%

Net earned premiums	48.2	48.3	(0.2)%	96.2	96.4	(0.2)%
Net investment income	27.3	23.7	15%	53.5	46.8	14%
Other income	—	(0.2)	NMF	—	0.1	NMF
Total revenues	75.5	71.8	5%	149.7	143.3	4%

Expenses
Loss and loss adjustment expenses	(6.5)	(59.1)	(89)%	(6.9)	(68.5)	(90)%
Profit commission expense	1.7	3.3	(48)%	3.0	4.3	(30)%
Acquisition costs	11.3	11.7	(3)%	22.1	21.9	1%
Other operating expenses	15.6	14.5	8%	32.8	29.0	13%
Other expenses	4.1	5.9	(31)%	8.0	9.2	(13)%
Total expenses	26.2	(23.7)	NMF	59.0	(4.1)	NMF

Income before provision for income taxes	49.3	95.5	(48)%	90.7	147.4	(38)%

Total provision for income taxes	8.3	20.3	(59)%	14.0	30.8	(55)%

Operating income(b)	41.0	75.2	(45)%	76.7	116.6	(34)%

After-tax realized (losses) gains on investments	(0.8)	1.2	NMF	(1.4)	2.7	NMF
After-tax unrealized gains (losses) on derivatives	4.3	(9.7)	NMF	4.2	(8.1)	NMF

Net income	$44.5	$66.8	(33)%	$79.4	$111.1	(29)%

Per diluted share
Operating income(b)	$0.55	$1.02	(46)%	$1.03	$1.56	(34)%
After-tax realized (losses) gains on investments	(0.01)	0.02	NMF	(0.02)	0.04	NMF
After-tax unrealized gains (losses) on derivatives	0.06	(0.13)	NMF	0.06	(0.11)	NMF
Net income	$0.60	$0.90	(33)%	$1.06	$1.49	(29)%

Weighted average shares outstanding
Basic shares outstanding	73.6	73.8	(0.3)%	73.7	74.1	(1)%
Plus: effect of options	0.5	0.2	150%	0.5	0.1	400%
Plus: effect of restricted stock	0.3	0.1	200%	0.4	0.2	100%
Diluted shares outstanding	74.4	74.1	0.4%	74.6	74.5	0.1%

Note:       Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Some amounts may not foot due to rounding.

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	June 30,	December 31,
	2006	2005

Assets
Fixed maturity securities, at fair value	$2,069.2	$2,134.0
Short-term investments, at cost which approximates fair value	170.7	115.8
Total investments	2,239.9	2,249.8

Cash and cash equivalents	29.2	6.2
Accrued investment income	22.7	22.7
Deferred acquisition costs	205.3	193.4
Prepaid reinsurance premiums	12.4	12.5
Reinsurance recoverable on ceded losses	11.3	12.4
Premiums receivable	42.2	33.0
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	52.3	53.0
Current income taxes receivable	7.6	3.0
Receivables for securities sold	9.7	1.0
Other assets	17.4	16.7
Total assets	$2,735.4	$2,689.1

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$601.9	$537.1
Reserves for losses and loss adjustment expenses	114.6	121.2
Profit commissions payable	29.6	53.0
Reinsurance balances payable	1.4	3.7
Deferred income taxes	24.3	26.6
Funds held by Company under reinsurance contracts	20.3	19.2
Unrealized losses on derivative financial instruments	6.2	12.7
Long-term debt	197.4	197.3
Liability for tax basis step-up adjustment	19.8	20.1
Payables for securities purchased	12.1	0.8
Other liabilities	24.9	35.8
Total liabilities	1,052.6	1,027.6

Shareholders’ equity
Common stock	0.7	0.7
Additional paid-in capital	855.3	882.0
Unearned stock grant compensation	—	(14.8)
Retained earnings	821.8	747.7
Accumulated other comprehensive income	5.0	45.8
Total shareholders’ equity	1,682.8	1,661.5

Total liabilities and shareholders’ equity	$2,735.4	$2,689.1

Assured Guaranty Ltd.

Segment Consolidation (1 of 2)

(dollars in millions)

	Quarter Ended June 30, 2006
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP):(a)
U.S. public finance	$6.0	$29.7	$—	$35.7		$35.7
U.S. structured finance	41.0	2.0	—	43.0		43.0
International	51.8	17.9	—	69.7		69.7
Total PVP	$98.8	$49.6	$—	$148.4		$148.4

Income statement:
Gross written premiums	$68.4	$41.7	$1.2	$111.4	$0.1	$111.5
Net written premiums	67.8	41.3	1.2	110.3	—	110.3

Net earned premiums	21.2	23.1	3.7	48.2	—	48.2

Loss and loss adjustment expenses	(2.5)	5.7	0.4	3.6	(10.1)	(6.5)
Profit commission expense	—	1.0	0.7	1.7	—	1.7
Acquisition costs	2.3	8.5	0.3	11.3	—	11.3
Operating expenses	12.0	3.4	0.3	15.6	—	15.6
Total underwriting expenses	$11.8	$18.5	$1.7	$32.2	$(10.1)	$22.1

Underwriting gain	$9.4	$4.6	$2.0	$16.0	$10.1	$26.1

Loss and loss adjustment expense ratio	(11.7)%	24.6%	9.4%	7.4%		(13.5)%
Expense ratio	67.4%	55.4%	36.4%	59.3%		59.3%
Combined ratio	55.7%	80.0%	45.8%	66.7%		45.8%

	Quarter Ended June 30, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
PVP:
U.S. public finance	$5.1	$15.4	$—	$20.5		$20.5
U.S. structured finance	16.1	4.9	—	21.0		21.0
International	1.5	15.0	—	16.4		16.4
Total PVP	$22.7	$35.2	$—	$57.9		$57.9

Income statement:
Gross written premiums	$20.9	$8.2	$1.9	$31.0	$9.5	$40.5
Net written premiums	20.4	8.0	1.9	30.2	—	30.2

Net earned premiums	16.0	27.2	5.1	48.3	—	48.3

Loss and loss adjustment expenses	5.0	(64.1)	—	(59.1)	—	(59.1)
Profit commission expense	—	2.3	1.0	3.3	—	3.3
Acquisition costs	1.6	9.5	0.6	11.7	—	11.7
Operating expenses	9.5	4.7	0.3	14.5	—	14.5
Total underwriting expenses	$16.1	$(47.6)	$1.9	$(29.6)	$—	$(29.6)

Underwriting (loss) gain	$(0.1)	$74.8	$3.2	$77.9	$—	$77.9

Loss and loss adjustment expense ratio	31.3%	(235.7)%	—	(122.4)%		(122.4)%
Expense ratio	69.1%	60.7%	37.5%	61.0%		61.0%
Combined ratio	100.4%	(175.0)%	37.5%	(61.4)%		(61.4)%

(1)                  Due to the timing of receipts of reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis.

Note:      Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Six Months Ended June 30, 2006
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP):(a)
U.S. public finance	$14.4	$38.2	$—	$52.7		$52.7
U.S. structured finance	68.6	5.3	—	73.9		73.9
International	57.5	26.2	—	83.6		83.6
Total PVP	$140.5	$69.7	$—	$210.2		$210.2

Income statement:
Gross written premiums	$98.6	$60.5	$3.8	$163.0	$3.9	$166.9
Net written premiums	97.5	59.8	3.8	161.1	—	161.1

Net earned premiums	41.9	46.4	7.9	96.2	—	96.2

Loss and loss adjustment expenses	(4.3)	8.5	0.2	4.4	(11.3)	(6.9)
Profit commission expense	—	1.4	1.6	3.0	—	3.0
Acquisition costs	4.2	17.2	0.6	22.1	—	22.1
Operating expenses	25.4	6.8	0.6	32.8	—	32.8
Total underwriting expenses	$25.3	$33.8	$3.1	$62.3	$(11.3)	$51.0

Underwriting gain	$16.6	$12.6	$4.8	$33.9	$11.3	$45.2

Loss and loss adjustment expense ratio	(10.2)%	18.3%	2.5%	4.6%		(7.2)%
Expense ratio	70.6%	54.5%	36.2%	60.2%		60.2%
Combined ratio	60.4%	72.8%	38.7%	64.8%		53.0%

	Six Months Ended June 30, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
PVP:
U.S. public finance	$6.7	$34.4	$—	$41.0		$41.0
U.S. structured finance	47.1	7.9	—	55.0		55.0
International	6.4	25.0	13.1	44.5		44.5
Total PVP	$60.1	$67.3	$13.1	$140.5		$140.5

Income statement:
Gross written premiums	$44.7	$42.2	$21.3	$108.2	$10.4	$118.6
Net written premiums	43.5	42.0	21.3	106.6	—	106.6

Net earned premiums	36.4	50.2	9.7	96.4	—	96.4

Loss and loss adjustment expenses	3.5	(71.2)	0.2	(67.5)	(1.1)	(68.5)
Profit commission expense	—	2.3	2.0	4.3	—	4.3
Acquisition costs	3.1	17.6	1.1	21.9	—	21.9
Operating expenses	20.9	7.5	0.6	29.0	—	29.0
Total underwriting expenses	$27.5	$(43.8)	$3.9	$(12.4)	$(1.1)	$(13.4)

Underwriting gain	$8.9	$94.0	$5.8	$108.8	$1.1	$109.9

Loss and loss adjustment expense ratio	9.7%	(141.8)%	2.1%	(70.0)%		(71.1)%
Expense ratio	65.8%	54.6%	38.1%	57.2%		57.2%
Combined ratio	75.5%	(87.2)%	40.2%	(12.8)%		(13.9)%

(1)                  Due to the timing of receipts of reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis.

Note:      Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.
Financial Guaranty Direct Segment (1 of 2)
(dollars in millions)

	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	Six Months 2004	Six Months 2005	Six Months 2006
Present value of gross written premiums (PVP)(a)	$7.9	$39.6	$37.5	$22.7	$39.4	$46.0	$41.6	$98.8	$22.2	$60.1	$140.5
Less: Present value of installment premiums(a)	7.9	33.9	35.8	17.6	33.0	38.7	33.2	53.1	22.2	53.4	86.3
Upfront gross written premiums (GWP)	—	5.7	1.7	5.1	6.3	7.3	8.5	45.7	—	6.8	54.2
Plus: Installment GWP	16.1	15.6	22.1	15.8	18.6	19.3	21.8	22.7	43.3	37.9	44.4
Financial guaranty direct GWP	$16.1	$21.3	$23.8	$20.9	$24.9	$26.6	$30.2	$68.4	$43.3	$44.7	$98.6

Income statement:
Gross written premiums	$16.1	$21.3	$23.8	$20.9	$24.9	$26.6	$30.2	$68.4	$43.3	$44.7	$98.6
Net written premiums	14.1	20.9	23.1	20.4	24.2	26.3	29.7	67.8	42.6	43.5	97.5

Net earned premiums:
Public finance	—	0.1	0.1	0.4	0.7	1.5	1.1	1.7	—	0.5	2.8
Structured finance	16.5	15.4	20.3	15.6	17.6	18.3	19.6	19.5	56.8	35.9	39.1
Total net earned premiums	16.5	15.5	20.4	16.0	18.3	19.8	20.7	21.2	56.8	36.4	41.9

Loss and loss adjustment expenses:
Case	0.5	0.4	—	4.4	—	0.4	(1.6)	(0.4)	26.2	4.4	(2.0)
Portfolio	(1.7)	0.6	(1.5)	0.6	(4.0)	(2.1)	(0.2)	(2.1)	(11.2)	(0.9)	(2.3)
Total loss and loss adjustment expenses	(1.2)	1.0	(1.5)	5.0	(4.0)	(1.7)	(1.8)	(2.5)	15.0	3.5	(4.3)
Profit commission expense	—	—	—	—	—	—	—	—	—	—	—
Acquisition costs	1.4	1.6	1.5	1.6	1.6	1.6	1.8	2.3	1.5	3.1	4.2
Operating expenses(1)	11.1	11.5	11.4	9.5	11.9	11.5	13.4	12.0	19.3	20.9	25.4
Total expenses	$11.3	$14.1	$11.4	$16.1	$9.5	$11.4	$13.5	$11.8	$35.8	$27.5	$25.3

Underwriting gain (loss)	$5.2	$1.4	$9.0	$(0.1)	$8.8	$8.4	$7.2	$9.4	$21.0	$8.9	$16.6

Loss and loss adjustment expense ratio	(7.3)%	6.5%	(7.1)%	31.3%	(21.9)%	(8.6)%	(8.7)%	(11.7)%	26.4%	9.7%	(10.2)%
Expense ratio	75.5%	84.6%	63.2%	69.1%	73.7%	66.3%	73.8%	67.4%	36.6%	65.8%	70.6%
Combined ratio	68.2%	91.1%	56.1%	100.4%	51.8%	57.7%	65.1%	55.7%	63.0%	75.5%	60.4%

(1)

During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 and 2004 amounts have been restated to show this new methodology on a comparative basis

Note:

Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Financial Guaranty Direct Segment (2 of 2)
(dollars in millions)

	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	Six Months 2004	Six Months 2005	Six Months 2006
PVP(a):
U.S. public finance	$—	$5.7	$1.6	$5.1	$6.3	$7.0	$8.5	$6.0	$0.0	$6.7	$14.4
U.S. structured finance	7.9	28.9	31.0	16.1	25.3	20.5	27.6	41.0	15.3	47.1	68.6
International	—	5.0	4.9	1.5	7.7	18.4	5.6	51.8	6.9	6.4	57.5
Total	$7.9	$39.6	$37.5	$22.7	$39.4	$46.0	$41.6	$98.8	$22.2	$60.1	$140.5

Par written:
U.S. public finance	$—	$194	$77	$262	$224	$383	$283	$326	$1	$339	$609
U.S. structured finance	854	7,163	1,173	2,159	4,635	4,966	4,446	10,943	3,831	3,332	15,389
International	508	100	265	102	353	2,569	648	2,210	346	367	2,858
Total	$1,361	$7,457	$1,515	$2,524	$5,212	$7,918	$5,377	$13,479	$4,178	$4,038	$18,856

Par outstanding:
U.S. public finance	$1,991	$2,189	$2,238	$2,421	$2,641	$3,022	$3,250	$2,471	$2,036	$2,421	$2,471
U.S. structured finance	22,192	25,166	24,589	23,873	26,781	28,917	31,559	38,847	22,063	23,873	38,847
International	2,274	4,257	3,763	3,725	3,975	6,400	7,215	9,806	1,676	3,725	9,806
Total	$26,457	$31,612	$30,590	$30,019	$33,397	$38,338	$42,024	$51,124	$25,775	$30,019	$51,124

Net present value of installment premiums in force:(d)	$218.9	$231.0	$238.3	$216.4	$230.4	$249.6	$265.7	$300.5	$219.7	$216.4	$300.5
Unearned premium reserve net of ceded reinsurance	14.7	20.3	23.0	27.0	33.2	39.6	48.6	95.2	17.1	27.0	95.2

Note:     Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment(1)  (1 of 2)

(dollars in millions)

	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	Six Months 2004	Six Months 2005	Six Months 2006
Present value of gross written premiums (PVP)(a)	$38.9	$35.7	$32.1	$35.2	$22.5	$37.9	$20.1	$49.6	$118.2	$67.3	$69.7
Less: Present value of installment premiums(a)	14.5	11.6	12.1	20.7	7.2	18.5	11.0	17.7	57.2	32.8	28.7
Upfront gross written premiums (GWP)	24.5	24.1	20.0	14.6	15.3	19.4	9.1	31.9	61.0	34.5	41.0
Less: Upfront premium due to novations(2)	—	—	—	18.4	—	—	—	—	—	18.4	—
Plus: Installment GWP(3)	11.1	12.4	14.0	12.0	12.0	9.1	9.7	9.8	27.2	26.1	19.5
Financial guaranty reinsurance GWP	$35.6	$36.5	$34.0	$8.2	$27.3	$28.5	$18.8	$41.7	$88.2	$42.2	$60.5

Income statement:
Gross written premiums:
Treaty	$25.3	$32.1	$13.4	$4.3	$21.0	$24.6	$12.0	$29.1	$78.4	$17.7	$41.1
Facultative	10.3	4.4	20.6	3.9	6.3	3.9	6.8	12.6	9.8	24.5	19.4
Total gross written premiums	$35.6	$36.5	$34.0	$8.2	$27.3	$28.5	$18.8	$41.7	$88.2	$42.2	$60.5
Net written premiums	35.6	36.3	34.0	8.0	27.3	28.5	18.5	41.3	88.2	42.0	59.8

Net earned premiums:
Scheduled net earned premiums	26.7	31.5	21.6	23.6	27.2	21.3	19.7	21.4	38.7	45.2	41.2
Net earned premiums from refundings	5.2	5.0	1.4	3.6	4.8	2.2	3.6	1.7	7.3	5.0	5.3
Total net earned premiums	31.9	36.5	23.0	27.2	32.0	23.5	23.3	23.1	46.0	50.2	46.4

Loss and loss adjustment expenses:
Case	1.4	1.2	(7.5)	(60.4)	(0.2)	4.0	2.3	1.8	0.6	(67.9)	4.1
Portfolio	9.4	0.4	0.4	(3.7)	4.5	1.6	0.5	3.9	2.4	(3.3)	4.4
Total loss and loss adjustment expenses	10.8	1.6	(7.1)	(64.1)	4.3	5.6	2.8	5.7	3.0	(71.2)	8.5
Profit commission expense	(0.2)	0.9	—	2.3	1.1	1.4	0.4	1.0	0.4	2.3	1.4
Acquisition costs	12.1	13.0	8.1	9.5	11.0	8.3	8.7	8.5	13.7	17.6	17.2
Operating expenses(4)	2.7	2.8	2.8	4.7	2.9	3.4	3.4	3.4	4.7	7.5	6.8
Total expenses	$25.4	$18.2	$3.8	$(47.6)	$19.2	$18.7	$15.3	$18.5	$21.8	$(43.8)	$33.8

Underwriting gain	$6.5	$18.2	$19.2	$74.8	$12.8	$4.8	$8.0	$4.6	$24.2	$94.0	$12.6

Loss and loss adjustment expense ratio	33.9%	4.4%	(30.9)%	(235.7)%	13.3%	23.9%	12.0%	24.6%	6.5%	(141.8)%	18.3%
Expense ratio	45.6%	45.6%	47.4%	60.7%	46.8%	55.8%	53.6%	55.4%	40.8%	54.6%	54.5%
Combined ratio	79.5%	50.0%	16.5%	(175.0)%	60.1%	79.7%	65.6%	80.0%	47.3%	(87.2)%	72.8%

(1)             Due to the timing of receiving reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis.

(2)             Relates to reassumption by FSA of approximately $820 million par value of healthcare related business.

(3)             Installment gross written premiums includes the reclassification of certain deals originally recorded as installment that were discovered during 3Q-04 to be upfront premiums.  As a result, prior period amounts have been restated.  This reclass had an immaterial impact on our QTD and YTD results of operations and financial condition.

(4)             During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 and 2004 amounts have been restated to show this new methodology on a comparative basis.

Note:                           Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.
Financial Guaranty Reinsurance Segment(1) (2 of 2)
(dollars in millions)

	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	Six Months 2004	Six Months 2005	Six Months 2006
PVP(a):
U.S. public finance	$25.5	$21.6	$18.9	$15.4	$16.5	$23.1	$8.5	$29.7	$55.5	$34.4	$38.2
U.S. structured finance	4.1	7.5	3.1	4.9	2.3	8.7	3.4	2.0	26.4	7.9	5.3
International	9.4	6.6	10.1	15.0	3.7	6.1	8.3	17.9	36.3	25.0	26.2
Total	$38.9	$35.7	$32.1	$35.2	$22.5	$37.9	$20.1	$49.6	$118.2	$67.3	$69.7

Par written:
U.S. public finance	$2,015	$1,373	$1,965	$265	$1,155	$1,710	$1,631	$718	$2,955	$2,230	$2,350
U.S. structured finance	421	682	1,718	308	309	616	444	251	1,225	2,026	695
International	333	249	241	418	186	260	677	835	1,125	659	1,512
Total	$2,769	$2,304	$3,924	$991	$1,650	$2,586	$2,752	$1,804	$5,305	$4,915	$4,557

Par outstanding:
U.S. public finance	$49,843	$48,218	$49,318	$47,878	$47,696	$47,748	$48,309	$48,316	$49,243	$47,878	$48,316
U.S. structured finance	10,125	9,814	10,404	10,325	9,686	9,661	9,387	8,314	10,435	10,325	8,314
International	6,042	5,948	6,082	6,645	6,540	6,719	7,196	7,857	5,898	6,645	7,857
Total	$66,010	$63,980	$65,804	$64,848	$63,922	$64,127	$64,893	$64,487	$65,575	$64,848	$64,487

Net present value of installment premiums in force(d)	$138.0	$138.9	$142.9	$152.3	$147.4	$156.1	$153.8	$158.9	$147.2	$152.3	$158.9
Unearned premium reserve net of ceded reinsurance	444.2	443.8	454.8	435.6	430.9	436.0	431.2	449.4	441.0	435.6	449.4

(1)             Due to the timing of receiving reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis.

Note:       Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Mortgage Guaranty Segment
(dollars in millions)

	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	Six Months 2004	Six Months 2005	Six Months 2006
Present value of gross written premiums (PVP)(a)	$1.1	$6.9	$13.1	$—	$—	$—	$—	$—	$19.2	$13.1	$—
Less: Present value of installment premiums(a)	1.1	6.9	—	—	—	—	—	—	8.9	—	—
Upfront gross written premiums (GWP)	—	—	13.1	—	—	—	—	—	10.3	13.1	—
Plus: Installment GWP	5.3	4.2	6.3	1.9	1.7	2.7	2.6	1.2	4.6	8.2	3.8
Mortgage guaranty GWP	$5.3	$4.2	$19.4	$1.9	$1.7	$2.7	$2.6	$1.2	$14.9	$21.3	$3.8

Income statement:
Gross written premiums	$5.3	$4.2	$19.4	$1.9	$1.7	$2.7	$2.6	$1.2	$14.9	$21.3	$3.8
Net written premiums	5.3	4.2	19.4	1.9	1.7	2.7	2.6	1.2	14.9	21.3	3.8

Net earned premiums	5.1	5.2	4.6	5.1	4.3	4.6	4.2	3.7	23.4	9.7	7.9

Loss and loss adjustment expenses:
Case	0.2	(0.2)	0.1	(0.1)	0.2	(0.2)	—	0.1	—	—	0.1
Portfolio and IBNR	(5.6)	(1.8)	0.1	0.1	0.1	(4.0)	(0.2)	0.3	(4.5)	0.2	0.1
Total loss and loss adjustment expenses	(5.4)	(2.0)	0.2	—	0.3	(4.2)	(0.2)	0.4	(4.5)	0.2	0.2
Profit commission expense	1.3	3.5	1.0	1.0	0.9	5.1	0.9	0.7	9.3	2.0	1.6
Acquisition costs	0.5	0.6	0.5	0.6	0.4	0.4	0.3	0.3	2.6	1.1	0.6
Operating expenses(1)	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.5	0.6	0.6
Total expenses	$(3.3)	$2.4	$2.0	$1.9	$1.9	$1.7	$1.3	$1.7	$7.9	$3.9	$3.1

Underwriting gain	$8.4	$2.8	$2.6	$3.2	$2.4	$2.9	$2.8	$2.0	$15.5	$5.8	$4.8

Loss and loss adjustment expense ratio	(105.9)%	(37.8)%	4.3%	—	6.9%	(92.1)%	(3.7)%	9.4%	(19.2)%	2.1%	2.5%
Expense ratio	40.8%	84.2%	39.1%	37.5%	37.5%	129.1%	36.1%	36.4%	53.1%	38.1%	36.2%
Combined ratio	(65.1)%	46.4%	43.4%	37.5%	44.4%	37.0%	32.4%	45.8%	33.9%	40.2%	38.7%

Risk in force	$2,437	$2,325	$2,582	$2,547	$2,389	$2,332	$1,970	$1,960	$2,394	$2,547	$1,960
Risk written	136	271	419	—	—	—	—	—	237	419	—
Unearned premium reserve net of ceded reinsurance	43.7	42.7	57.5	54.2	51.5	49.7	48.1	45.6	43.5	54.2	45.6

(1)             During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 and 2004 amounts have been restated to show this new methodology on a comparative basis.

Note:       Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.
Other Segment
(dollars in millions)

	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	Six Months 2004	Six Months 2005	Six Months 2006
Income statement:
Gross written premiums	$5.2	$3.8	$0.9	$9.5	$21.6	$0.4	$3.8	$0.1	$(83.6)	$10.4	$3.9
Net written premiums	—	—	—	—	—	—	—	—	(182.5)	—	—

Net earned premiums	—	—	—	—	—	—	—	—	(48.9)	—	—

Loss and loss adjustment expenses	—	(0.4)	(1.1)	—	(1.3)	—	(1.2)	(10.1)	(49.9)	(1.1)	(11.3)
Profit commission expense	—	—	—	—	—	—	—	—	0.6	—	—
Acquisition costs	—	—	—	—	—	—	—	—	3.7	—	—
Operating expenses	—	—	—	—	—	—	—	—	3.5	—	—
Total expenses	$—	$(0.4)	$(1.1)	$—	$(1.3)	$—	$(1.2)	$(10.1)	$(42.0)	$(1.1)	$(11.3)

Underwriting gain (loss)	$—	$0.4	$1.1	$—	$1.3	$—	$1.2	$10.1	$(7.1)	$1.1	$11.3

Loss and loss adjustment expense ratio	—	—	—	—	—	—	—	—	102.0%	—	—
Expense ratio	—	—	—	—	—	—	—	—	(16.1)%	—	—
Combined ratio	—	—	—	—	—	—	—	—	85.9%	—	—

Net earned premiums:
Equity layer credit protection	$—	$—	$—	$—	$—	$—	$—	$—	$5.4	$—	$—
Trade credit reinsurance	—	—	—	—	—	—	—	—	(25.3)	—	—
Title reinsurance	—	—	—	—	—	—	—	—	3.3	—	—
Auto residual value reinsurance	—	—	—	—	—	—	—	—	(32.2)	—	—
Total net earned premiums	$—	$—	$—	$—	$—	$—	$—	$—	$(48.9)	$—	$—

Underwriting gain:
Equity layer credit protection	$—	$0.4	$1.1	$—	$1.3	$—	$1.2	$10.1	$3.0	$1.1	$11.3
Trade credit reinsurance	—	—	—	—	—	—	—	—	(2.8)	—	—
Title reinsurance	—	—	—	—	—	—	—	—	1.0	—	—
Auto residual value reinsurance	—	—	—	—	—	—	—	—	(7.9)	—	—
Total underwriting gain (loss)	$—	$0.4	$1.1	$—	$1.3	$—	$1.2	$10.1	$(7.1)	$1.1	$11.3

Assured Guaranty Ltd.
Loss and LAE Reserves by Segment and Type
(dollars in millions)

	As of	As of
	June 30,	December 31,
	2006	2005
Reserves by segment:
Financial guaranty direct	$6.6	$13.1
Financial guaranty reinsurance	86.2	86.3
Mortgage guaranty	7.0	7.0
Other	14.8	14.8
Total	$114.6	$121.2

	As of	As of
	June 30,	December 31,
	2006	2005
Reserves by type:
Case	$38.4	$45.9
IBNR	11.6	11.6
Portfolio	64.6	63.7
Total	$114.6	$121.2

	As of June 30, 2006
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Reserves by segment and type:
Case	$—	$30.9	$0.3	$31.2	$7.2	$38.4
IBNR	—	—	4.0	4.0	7.6	11.6
Portfolio	6.6	55.3	2.7	64.6	—	64.6
Total	$6.6	$86.2	$7.0	$99.8	$14.8	$114.6

Portfolio reserves associated with CMC credits	$0.9	$33.4	—	$34.3	—	$34.3

	As of December 31, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Reserves by segment and type:
Case	$4.5	$33.8	$0.3	$38.6	$7.3	$45.9
IBNR	—	—	4.1	4.1	7.5	11.6
Portfolio	8.6	52.5	2.6	63.7	—	63.7
Total	$13.1	$86.3	$7.0	$106.4	$14.8	$121.2

Portfolio reserves associated with CMC credits	$0.6	$25.7	—	$26.4	$—	$26.4

Assured Guaranty Ltd.
Investment Portfolio
as of June 30, 2006
(dollars in millions)

		Pre-Tax		Annualized
	Amortized	Book		Investment
	Cost	Yield	Fair Value	Income
Fixed maturity securities available for sale:

U.S. Treasury securities and obligations of U.S. government agencies	$135.3	5.0%	$133.3	$6.8
Agency obligations	154.6	5.4%	155.2	8.3
Foreign government securities	21.4	4.8%	21.3	1.0
Obligations of states and political subdivisions	324.6	4.8%	331.4	15.6
Insured obligations of state and political subdivisions	474.2	5.0%	494.0	23.7
Corporate securities	137.1	5.7%	137.7	7.8
Mortgage-backed securities:
Pass-thrus	539.9	5.2%	520.9	28.1
PACs	66.7	4.6%	63.7	3.1
Asset-backed securities	213.7	4.9%	211.7	10.5
Total fixed maturity securities available for sale	2,067.5	5.1%	2,069.2	104.9
Short-term investments	170.7	4.8%	170.7	8.2
Total investments	$2,238.2	5.1%	$2,239.9	$113.1

Ratings distribution(1):	Fair Value	%
Treasury and U.S. government obligations	$133.3	6.4%
Agency obligations	155.2	7.5%
AAA/Aaa	1,423.2	68.8%
AA/Aa	250.7	12.1%
A/A	106.8	5.2%
BBB/Baa	—
Total	$2,069.2	100.0%

Duration of investment portfolio (in years):		4.3

(1)             Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.
Financial Guaranty Profile (1 of 3)
(dollars in millions)

	Gross Par Written	As of June 30, 2006:
Sector	2Q 2006	Net Par Outstanding	%	Avg. Rating(7)
U.S. public finance
General obligation	$391	$12,203	10.6%	A+
Tax backed	129	11,112	9.6%	A+
Municipal utilities	116	9,890	8.6%	A
Transportation	70	6,263	5.4%	A
Healthcare	160	5,944	5.1%	A
Investor-owned utilities	73	1,502	1.3%	A-
Higher education	105	1,302	1.1%	A
Housing	1	1,122	1.0%	AA-
Structured municipal(1)	—	713	0.6%	AAA
Other public finance(2)	—	737	0.6%	A
Total U.S. public finance	$1,044	$50,787	43.9%	A+

U.S. structured finance
CDOs(3)	$5,163	$25,340	21.9%	AAA
Mortgage-backed and home equity	3,874	11,564	10.0%	AA-
Commercial receivables(4)	1,958	5,743	5.0%	AA
Consumer receivables(5)	24	2,778	2.4%	AA-
Other structured finance(6)	175	1,734	1.5%	AA
Single name corporate CDS	—	1	—	AAA
Total U.S. structured finance	$11,195	$47,160	40.8%	AA+

International
Other structured finance	$704	$6,140	5.3%	A+
Public finance	1,628	5,105	4.4%	A
Infrastructure	87	3,299	2.9%	A-
CDOs(3)	626	3,119	2.7%	AAA
Total international	$3,045	$17,663	15.3%	A+

Total exposures	$15,283	$115,611	100.0%	AA-

Mortgage guaranty risk in force	$—	$1,960	NA	NA

(1)             Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)             Other public finance: primarily includes student loans and government-sponsored project finance.

(3)             Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)             Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5)             Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)             Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.
Financial Guaranty Profile (2 of 3)
(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	June 30, 2006		December 31, 2005
	Net Par		Net Par
Ratings(1)	Outstanding	%	Outstanding	%
AAA/Aaa	$43,737	37.8%	$34,492	33.7%
AA/Aa	21,036	18.2%	19,978	19.5%
A/A	32,151	27.8%	30,258	29.5%
BBB/Baa	17,278	14.9%	16,405	16.0%
Below investment grade	1,409	1.3%	1,332	1.3%
Total exposures	$115,611	100.0%	$102,465	100.0%

Distribution by ratings of CDO exposure

	June 30, 2006		December 31, 2005
Ratings(1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$25,253	88.7%	$19,615	85.3%
AA/Aa	2,948	10.4%	2,800	12.2%
A/A	146	0.5%	326	1.4%
BBB/Baa	59	0.2%	189	0.8%
Below investment grade	53	0.2%	63	0.3%
Total exposures	$28,459	100.0%	$22,993	100.0%

Distribution of CDOs by year of issue as of June 30, 2006

	Net Par
	Outstanding	%
2000 and prior	$569	2.0%
2001	2,221	7.8%
2002	3,861	13.6%
2003	3,453	12.1%
2004	1,532	5.4%
2005	7,947	27.9%
2006 year to date	8,877	31.2%
	$28,459	100.0%

Distribution of CDOs by underlying asset type as of June 30, 2006

	Net Par
Asset Type	Outstanding	%
Pooled Corporate Debt Obligations	$26,511	93.2%
CDO of ABS	1,841	6.5%
Emerging Market	107	0.3%
	$28,459	100.0%

(1)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.
Financial Guaranty Profile (3 of 3)
(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of June 30, 2006

	Net Par
U.S.:	Outstanding	%
California	$7,567	6.5%
New York	5,722	4.9%
Texas	3,323	2.9%
Illinois	3,168	2.7%
Florida	2,687	2.3%
Massachusetts	2,574	2.2%
Pennsylvania	2,213	1.9%
New Jersey	2,039	1.8%
Washington	1,760	1.5%
Puerto Rico	1,654	1.4%
Other states	18,080	15.6%
Mortgage and structured (multiple states)	47,160	40.8%
Total U.S.	$97,947	84.7%

International:
United Kingdom	$11,463	9.9%
Australia	954	0.8%
Turkey	484	0.4%
Ireland	423	0.4%
Germany	360	0.3%
Other	3,979	3.4%
Total International	$17,663	15.3%

Total exposures	$115,611	100.0%

Assured Guaranty Ltd.
Non-Investment Grade Exposures
as of June 30, 2006

(dollars in millions)

Non-Investment Grade Exposures by:	Weighted Average	Net Par	Average
Asset Type	Remaining Life	Outstanding	Rating(1)

Public finance
Infrastructure	15.2	$241.0	CC
Transportation	20.0	221.9	B
General obligation	16.7	103.8	BB
Tax backed	16.6	77.7	B+
Healthcare	11.1	60.5	BB
Municipal utilities	10.9	13.4	C
Investor-owned utilities	15.2	7.9	BB
Housing	12.9	4.5	B-
Other public finance	16.3	3.5	D
Total public finance	16.6	$734.1	B-

Structured finance
Commercial receivables	9.6	$277.5	B
Consumer receivables	2.6	182.4	BB
Mortgage-backed and home equity	9.9	156.2	CCC-
CDOs	4.6	52.8	B+
Other structured finance	4.5	6.2	D
Total structured finance	7.3	$675.1	B-

Total non-investment grade exposures	12.2	$1,409.2	B

Top Ten Non-Investment Grade Exposures as of June 30, 2006

Name or Description	Average Rating	Weighted Average Remaining Life	Net Par Outstanding
Eurotunnel - Fixed-Link Finance & Fixed-Link Finance 2(2)	C	16.4	$205
Public Finance Domestic Infrastructure Transaction	B	21.7	169
Structured Finance Domestic EETC Transactions(3)	BB	8.1	131
Metris Master Credit Card Trust	BB	2.8	99
Puerto Rico Public Finance Corporation	BB+	17.4	96
Providian Gateway Master Trust(4)	BB+	2.4	79
Structured Finance Domestic Manufactured Housing Transactions(5)	CC	7.3	68
Northwest Airlines EETC Transactions(6)	D	9.1	66
International Airport Facility	BB	7.6	35
Structured Finance Domestic Franchise Loan Receivable Transactions(7)	B	14.5	34
Total	B-	12.3	$982

(1)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2)             Exposure comprised of four series:  $137.7 million, $36.0 million, $25.1 million, and $6.7 million - all rated ‘C’.

(3)             Exposure comprised of three series: $42.3 million, $16.1 million, and $73.1million - all rated ‘BB’.

(4)             Exposure comprised of two series, one in the amount of $22.5 million rated ‘BB+’ and the other for $56.0 million rated ‘BB+’.

(5)             Exposure comprised of seven series: $0.6 million, $1.6 million rated ‘BB’, $1.6 million rated ‘B’, $5.9 million, $8.0 million rated  ‘B-’, and $22.9 million, $27.1 million - rated ‘D’.

(6)             Exposure comprised of two series, one in the amount of $14.3 million and the other for $51.5 million both rated ‘D’.

(7)             Exposure comprised of two series, one in the amount of $16.2 million and the other for $17.7 million both rated ‘B’.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net par outstanding by credit monitoring category(1)

	June 30, 2006
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$114,102	98.7%

Closely monitored credits:
Category 1	874	0.8%	38
Category 2	370	0.4%	19
Category 3	201	0.2%	17
Category 4	25	—	12
CMC Total	1,470	1.3%	86

Other below investment grade risk	39	—	76
Total	$115,611	100.0%

	December 31, 2005
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$100,951	98.6%

Closely monitored credits:
Category 1	872	0.9%	36
Category 2	433	0.4%	22
Category 3	131	0.1%	15
Category 4	23	—	11
CMC Total	1,459	1.4%	84

Other below investment grade risk	55	—	103
Total	$102,465	100.0%

(1)             Our surveillance department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.
Largest Exposures by Sector (Part 1 of 2)
as of June 30, 2006
(dollars in millions)

10 Largest U.S. Public Finance Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)
California State General Obligation & Leases	$884	A
New Jersey State General Obligation & Leases	760	AA-
New York City General Obligation	694	A+
Chicago Illinois General Obligation	685	A+
Long Island Power Authority	683	A-
Denver Colorado Airport System	620	A
Jefferson County Alabama Sewer	578	A
New York City Municipal Water Finance Authority	570	AA
Massachusetts State General Obligation & Bay Transportation	561	AA-
Houston Texas Water & Sewer System	548	A+
Total top 10 public finance exposures	$6,582

10 Largest U.S. Structured Finance Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)
Structured Finance Corporate Pool	$914	AAA
Synthetic CDO - IG Corporate	740	AAA
Sandelman Finance 2006-1 Limited	722	AA
Field Point III & IV, Limited	650	AA-
Countrywide Home Equity Loan Trust 2005-J CL 1-A	639	BBB-
Countrywide Home Equity Loan Trust 2005-J CL 2-A	637	BBB-
Park Place 2004-MHQ1 Class A-1	595	AAA
Synthetic CDO - IG ABS	594	AAA
Private - CLO	546	AAA
Private - Mortgage Backed Transaction	500	A
Total top 10 structured finance exposures	$6,537

(1)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2)             Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 2)
as of June 30, 2006
(dollars in millions)

10  Largest Healthcare Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)	State
Ascension Health Credit Group	$148	AA	MO
Texas Health Resources	147	A+	TX
Catholic Healthcare West	137	A-	CA
Catholic Healthcare Partners	137	AA-	OH
Sutter Health Obligated Group	117	AA-	CA
Medstar Health Inc.	110	BBB	MD
St. Barnabas Health Care System	108	BBB	NJ
Methodist Hospital	102	A+	TX
Christus Health System	100	A+	TX
Adventist / Sunbelt Health System	99	A+	FL
Total top 10 healthcare exposures	$1,206

10 Largest International Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)
Graphite Mortgages PLC Provide Graphite 2005-2	$1,163	AAA
Stichting Profile Securitisation I	636	AAA
Synthetic CDO - IG ABS	602	AAA
Northumbrian Water PLC	568	BBB+
Synthetic CDO - IG Corporate	500	AAA
Ballantyne Re PLC Class A-2 Floating Rate Notes	500	A-
Private - CLO	444	AAA
Orkney Re II, PLC Floating Rate Notes	423	A-
National Grid Group PLC	420	A
Private - Whole Business Securitization	276	BBB+
Total top 10 international exposures	$5,532

(1)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2)             Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.
Consolidated Capital and Claims Paying Resources
(dollars in millions)

	As of June 30, 2006			As of December 31, 2005
	AGC	AG Re(1)	Consolidated	AGC	AG Re(1)	Consolidated

Statutory surplus and reserves
Unearned premium reserve(2)	$252	$402	$654	$234	$356	$590
Contingency reserve	602	—	602	559	—	559
Policyholders’ surplus	276	703	979	296	691	987
Loss & loss adjustment expense reserves(3)	17	22	39	21	26	47
Total policyholders’ surplus & reserves	$1,147	$1,127	$2,274	$1,110	$1,073	$2,182

Claims paying resources
Policyholders’ surplus	$276	$703	$979	$296	$691	$987
Contingency reserve	602	—	602	559	—	559
Qualified statutory capital	878	703	1,581	855	691	1,545

Unearned premium reserve(2)	252	402	654	234	356	590
Loss & loss adjustment expense reserves(3)	17	22	39	21	26	47
Total policyholders’ surplus & reserves	1,147	1,127	2,274	1,110	1,073	2,182
Present value of installment premium(d)	288	189	477	254	174	428
Standby line of credit/stop loss	455	—	455	455	—	455
Total claims paying resources	$1,890	$1,316	$3,206	$1,819	$1,247	$3,065

Net par insured outstanding	$60,594	$55,017	$115,611	$52,659	$49,806	$102,465
Net debt service outstanding	$78,250	$82,138	$160,388	$70,769	$74,925	$145,694

Ratios:
Net par insured to statutory capital	69:1	78:1	73:1	62:1	72:1	66:1
Capital ratio(4)	89:1	117:1	101:1	83:1	108:1	94:1
Financial resources ratio(5)	41:1	62:1	50:1	39:1	60:1	48:1

(1)	AG Re numbers are our estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2)	Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

(3)	Loss & loss adjustment reserves for AG Re is U.S. GAAP based and net of reinsurance recoverable and portfolio reserves.

(4)	Capital ratio is net par and interest insured divided by qualified statutory capital.

(5)	Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note:	Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Summary Financial and Statistical Data
(dollars in millions, except per share amounts)

		Year Ended December 31,
	YTD 2006	2005	2004	2003	2002	2001
GAAP Summary Income Statement Data
Gross premiums written	$166.9	$252.1	$190.9	$349.2	$417.2	$442.9
Net earned premiums	96.2	198.7	187.9	310.9	247.4	293.5
Net investment income	53.5	96.8	94.8	96.3	97.2	99.5
Total expenses	59.0	64.9	114.6	266.1	218.8	282.8
Income before provision for income taxes	94.5	229.6	233.3	246.2	83.2	110.1
Net income	79.4	188.4	182.8	214.5	72.6	63.8
Operating income	76.7	190.0	141.1	127.3	115.7	96.1

Net income per diluted share	$1.06	$2.53	$2.44	$2.86	$0.97	$0.85
Operating income per diluted share	$1.03	$2.55	$1.88	$1.70	$1.54	$1.28

Financial Ratios
Loss and LAE ratio	(7.2)%	(35.0)%	(17.0)%	46.5%	48.6%	60.5%
Expense ratio	60.2%	58.9%	65.4%	37.2%	35.5%	30.6%
Combined ratio	53.0%	23.9%	48.4%	83.7%	84.1%	91.1%
GAAP Summary Balance Sheet Data (end of period)
Total investments and cash	$2,269.1	$2,256.0	$2,157.9	$2,222.1	$2,061.9	$1,710.8
Total assets	2,735.4	2,689.1	2,694.0	2,857.9	2,719.9	2,322.1
Unearned premium reserves	601.9	537.1	521.3	625.4	613.3	500.3
Loss and LAE reserves	114.6	121.2	226.5	522.6	458.8	401.1
Long-term debt	197.4	197.3	197.4	75.0	75.0	150.0
Shareholders’ equity	1,682.8	1,661.5	1,527.6	1,437.6	1,257.2	1,061.6
Book value per share	$22.98	$22.22	$20.19	$19.17	$16.76	$14.15
Other Financial Information
Net debt service outstanding (end of period)	$160,388	$145,694	$136,120	$130,047	$124,082	$117,909
Net par outstanding (end of period)	115,611	102,465	95,592	87,524	80,394	75,249
Gross par outstanding (end of period)	116,447	105,258	98,221	90,366	83,067	79,883

Consolidated qualified statutory capital	1,581	1,545	1,351	1,216	1,133	1,095
Consolidated policyholders’ surplus & reserves	2,274	2,182	1,990	2,238	1,931	1,664

Ratios:
Par insured to statutory capital	73:1	66:1	71:1	72:1	71:1	69:1
Capital ratio(1)	101:1	94:1	101:1	107:1	110:1	108:1
Financial resources ratio(2)	50:1	48:1	51:1	45:1	41:1	52:1

Debt service written:
U.S. public finance	$5,432	$13,335	$11,943	$9,628	$12,957	$7,304
U.S. structured finance	16,290	16,724	15,131	9,718	12,495	11,893
International	4,929	5,729	3,897	3,822	2,069	2,125
Total debt service written	$26,651	$35,788	$30,970	$23,168	$27,522	$21,321

(1)             Capital ratio is net par and interest insured divided by qualified statutory capital.

(2)             Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of financial guaranty and mortgage guaranty gross premiums or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on contracts written in the current period, discounted at 6% per year. We believe PVP is a useful measure for management, equity analysts and investors because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on new contracts underwritten in a reporting period, which GAAP gross premiums written does not adequately measure. Actual future net earned or written premiums may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments. We believe operating income is a useful measure for management, equity analysts and investors because the presentation of operating income enhances the understanding of our results of operating by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the financial guaranty and mortgage guaranty unearned premium reserve net of prepaid reinsurance premiums and deferred acquisition costs plus the net present value of estimated future installment premiums in force, less future ceding commissions, after-tax, discounted at 6%. We believe adjusted book value is a useful measure for management equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in-force premiums and capital base. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future financial guaranty and mortgage guaranty installment premiums from our in-force book of business, net of reinsurance and discounted at 6%. We believe net present value of estimated future installment premiums in force is a useful measure for management, equity analysts and investors because it permits an evaluation of the value of future estimated installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

For adjusted book value, net present value of estimated future installment premiums in force and present value of financial guaranty and mortgage guaranty gross written premiums or PVP we use 6% as the present value discount rate because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.

Contacts:

Equity investors and media
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Assistant Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed income investors
Patrick Early
Director, Fixed Income Investor Relations
(212) 408 6043
pearly@assuredguaranty.com
Assured Guaranty Ltd.
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com